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Exhibit 10.14

PARK CAPITAL SECURITIES, LLC,
216 East 45th Street, 7th Floor
New York, New York 10017
212-244-1555

November 22, 2002

Boris Rubizhevsky
Vice Chairman & Senior Vice President
Isonics Corporation
5906 McIntyre Street
Golden, Colorado 80403

FINANCIAL ADVISORY AGREEMENT

Dear Mr. Rubizhevsky,

        This Agreement is made and entered into as of November 22, 2002 between Park Capital Securities ("Park") and Isonics Corporation, (together with all subsidiaries, affiliates, successors and other controlled units, either existing or formed subsequent to the execution of this engagement, the "Company").

        In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
The Company hereby engages Park on a non-exclusive basis and upon the other terms and conditions as set forth herein as one of the Company's financial advisor to render financial and other general advice to the Company and as its exclusive investment banker with respect to retail marketing of the Company's common stock, Transactions (as defined below), and similar matters upon the terms and conditions set forth herein. In that regard, Park will assist the Company in identifying, analyzing, structuring, negotiating and financing suitable business opportunities which the Company may take advantage of by purchase or sale of stock or assets, assumption of liabilities, merger, consolidation, tender offer, joint venture, financing arrangement or any similar transaction or combination thereof. Park understands that the company wishes to raise equity capital from the private or public markets as deemed appropriate at the time of the transaction.

2.
Except as otherwise specified in Paragraph 6 hereof, this Agreement shall be effective until and including December 31, 2003, commencing upon the execution hereof.

3.
During the term of this Agreement, Park shall provide the Company with such regular and customary consulting advice regarding the matters described in paragraph 1 above and paragraph 4 below as the Company may reasonably request, provided that Park shall not be required to undertake duties not reasonably within the scope of the financial advisory or investment banking services contemplated by paragraphs 1 and 4 of this Agreement. It is understood and acknowledged by the parties that the value of Park's advice is not readily quantifiable, and that Park shall be obligated to render advice upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in so doing. Park may, with the prior written approval of the Company, engage the services of any other NASD member investment banking firm to assist in the arrangement of a Transaction for the Company, to be based on full disclosure by Park and the other investment banking firm(s) of any agreements between them related to this Agreement.

4.
Park shall render such other financial advisory and investment and/or investment banking services as may from time to time be agreed upon in writing by Park and the Company.

5.
A.    In consideration for the services rendered by Park to the Company pursuant to this Agreement (and in addition to the expenses provided for in Paragraph 7 hereof), the Company shall compensate Park by issuing to Park a warrant to purchase three hundred thousand (300,000) shares of the Company's restricted common stock (the "Warrant"). The Warrants shall be purchased for a cashless nominal sum and shall be exercisable for a period of two (2) years from the date of Closing with an exercise price per share equal to $1.00.

For the purposes of this Agreement, consideration paid or to be paid other than in cash shall be valued at the fair market value, except that liabilities assumed and notes issued will be valued at the face amount thereof. The fair market value of consideration paid in securities for which there is a recognized trading market shall be based on the closing "offer" price of the securities on the day immediately preceding the closing of the Transaction and shall be computed as if the securities were freely tradable. For the purpose of this Agreement "Transaction" shall mean merger, business combination or reorganization, purchase or sale of some or all of the stock or assets of the Company or of another company by the Company not in the ordinary course of business, joint venture, licensing agreement, royalty agreement, distribution agreement or any similar transaction or combination thereof. Transaction Fees shall be paid by the Company to Park at the first closing of any Transaction, provided that the fee due to Park as a result of Consideration which is contingent upon the occurrence of some future event (e.g. earnout or the realization of earnings projections) shall be paid by the Company to Park at the earlier of: (i) the receipt of such Consideration, or (ii) the time that the amount of such Consideration can be determined.

B.    In the event that the Company completes a Transaction for which Park has provided material advice or assistance as a part of its engagement hereunder, or if Park otherwise renders material services to the Company during the course of this engagement not described in paragraphs 1 or 4 hereof (e.g. Fairness Opinion) Park shall receive a customary investment banking fee to be mutually agreed upon between Park and the Company based on the nature and type of services rendered. For the purposes of this provision, the term "Transaction" shall mean a merger, business combination or reorganization, purchase or sale of some or all of the stock or assets of the Company or of another company by the Company not in the ordinary course of business, joint venture, licensing agreement, royalty agreement, distribution agreement or any similar transaction or combination thereof with a total valuation to the Company exceeding $2,500,000.

6.
In the event that this Agreement shall not be renewed or if terminated for any reason, notwithstanding any such renewal or termination, Park shall be entitled to a full fee as provided under Paragraph 5 hereof, for any Transaction for which the discussions involving Park to any material extent were conducted during the term of this Agreement by the Company or by Park on behalf of the Company which is consummated within a period of twelve (12) months after non-renewal or termination of this Agreement. Upon termination of this Agreement, Park shall provide the Company with a written list of parties with whom it had material discussions in connection with any Transaction, which list (upon acceptance by Isonics, which acceptance shall not be unreasonably withheld) shall govern the operation of this Paragraph.

7.
In addition to the fees payable hereunder, and regardless whether any Transaction set forth in Paragraph 5 hereof is proposed or consummated, the Company shall reimburse Park for all reasonable fees and disbursements of Park's outside counsel and Park's reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Park pursuant to this Agreement, including without limitation, hotel, food and associated expenses; provided that to the extent such reimbursements referenced in this Paragraph 7 exceed $1,000 in the aggregate, they shall be subject to the Company's prior written approval.

8.
The Company acknowledges that all opinions and advice (written or oral) given by Park to the Company in connection with Park's engagement are intended solely for the benefit and use of the Company and its Board in considering the Transaction or other matter to which they relate, and the Company agrees that no person or entity other than the Company and its Board shall be entitled to make use of or rely upon the advice of Park to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Park, or use Park's name in any annual reports or any other reports or releases of the Company without Park's prior written consent, which shall not be unreasonably withheld.

Park and the Company agree and acknowledge that the decision to consummate a Transaction or other matter shall be in the Company's sole and absolute discretion.

9.
The Company acknowledges that Park and its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Park in conducting such business with respect to others, or in rendering such advice to others, except as such advice may relate to matters relating to the Company's business and properties. Notwithstanding the foregoing, during the term of this Agreement and for three years after the termination of this Agreement for any reason, Park shall maintain the confidentiality of all information that Park may obtain about the Company which the Company has not made publicly available. This includes (but is not limited to) the Company's trade secrets, customer information, financial information, business plans, projections, and any information that Park develops regarding the Company or possible Transactions under this Agreement.

10.
The Company recognizes, acknowledges and agrees that in performing its services under this engagement, Park will use and rely upon the data, material and other information supplied by the Company without independently verifying its accuracy, completeness or veracity, except to the extent Park has actual knowledge

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  to the contrary. The Company represents and warrants to Park that all such information concerning the Company provided by the Company in response to requests made by Park or otherwise, will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. (The foregoing warranty only applies to information that the Company supplies to Park regarding the Company; the foregoing warranty does not apply to information that Park may obtain from other publicly available sources except for filings that the Company has made with the Securities and Exchange Commission.) Park shall be under no obligations to make an independent appraisal of assets or an investigation or inquiry as to any information regarding, or any representations of, any other participant in a Transaction, and shall have no liability with regard thereto. The Company acknowledges and agrees that Park will be using and relying upon such information supplied by the Company and its officers, agents and others and any other publicly available information concerning the Company without any independent investigation or verification thereof or independent appraisal by Park of the Company or its business or assets. Park does not provide legal, tax or accounting services and does not render such advice. If, in Park's opinion after completion of its due diligence process, the condition of the Company, financial or otherwise, and its prospects are not substantially as represented in the documents the Company has filed with the Securities and Exchange Commission, Park shall have the sole discretion to review and determine its continued interest in proposed Transactions. Park must make this decision, if at all, not later than December 15, 2002 and, if Park makes this decision Park must return the Warrant to the Company for cancellation.

11.
Since Park will be acting on behalf of the Company in connection with its engagement hereunder, the Company and Park have entered into a separate indemnification agreement substantially in the form attached hereto as Annex A and dated the date hereof, providing for the indemnification of Park by the Company. Park has entered into this Agreement in reliance on the indemnities set forth in such indemnification agreement.

12.
Park shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that Park shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

13.
A.    This Agreement and the Annex A attached hereto constitute the entire agreement and understanding of the parties hereto, and supersede any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

B.    Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile to the respective parties as set forth below, or to such other address as either party may notify the other of in writing:

if to the Company, to:	Isonics Corporation 5906 McIntyre Street Golden, CO 80403
	Attn:	Boris Rubizhevsky Vice Chairman & Senior Vice President
if to Park, to:	Park Capital Securities, LLC 216 East 45th Street, 7th Floor New York, NY 10017
	Attn:	Philip Orlando President

C.    This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns, and is subject to the approval of the Company's board of directors.

D.    This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document. This Agreement may be executed and delivered by exchange of

3

  facsimile copies showing the parties' signatures, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same Agreement requiring no further execution.

E.    No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

F.    This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles. The parties agree that if the senior officers of the parties are unable to resolve any disagreement or dispute arising hereunder, either party may submit the Dispute to JAMS, Inc. (www.jamsadr.com and 949-224-1810, "JAMS"), or its successor, for mediation, and if the matter is not resolved through mediation, then it shall be submitted to JAMS, or its successor, for final and binding arbitration. Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with JAMS and with one another in selecting a mediator from JAMS' panel of neutrals, and in scheduling the mediation proceedings promptly, not later than 20 days after such request for mediation. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator or any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may initiate arbitration with respect to the matters submitted to mediation by filing a written demand for arbitration at any time following the initial mediation session or 45 days after the date of filing the written request for mediation, whichever occurs first. The mediation may continue after the commencement of arbitration if the parties so desire. Unless otherwise agreed by the parties, the mediator shall be disqualified from serving as arbitrator in the case. The provisions of this Clause may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

G.    For a period of one year following the termination or expiration of this Agreement, if Park earned any fees under Paragraph 5B and if the Company or its subsidiaries: disposes of any assets or businesses that were acquired in the Transaction, Park will have the right to offer to act as the Company's agent for all such dispositions pursuant to a separate engagement letter that Park will offer to the Company within ten days of notification by the Company that it intends to dispose of such assets. Any decision by Park to act as financial advisor in connection with dispositions, or in any other capacity for the Company would be contained in separate agreements, which agreements would contain, among other matters, provisions for customary fees for transactions of similar size, nature and indemnification of Park. The agreements with respect to financing or refinancing would also include such conditions precedent as due diligence, current conditions and approval by the requisite committees, as well as customary representations and warranties.

H.    Park represents and warrants to the Company that it has skill in performing the duties contemplated in paragraphs 1 and 4, above, and understands that the Company is relying on Park's skill and competence in doing so. Without limiting any other representation and warranty contained herein, Park represents and warrants to the Company that it will perform its duties under this Agreement in compliance with all applicable laws and regulations, including (without limitation) federal and applicable state securities laws and regulations.

        If the foregoing correctly sets forth the understanding between Park and the Company with respect to the foregoing, please so indicate your agreement by signing in the place provided below, at which time this letter shall become a binding contract.

PARK CAPITAL SECURITIES, LLC
By:	/s/ Philip Orlando Philip Orlando President Investment Banking
Accepted and Agreed:
ISONICS CORPORATION
By:	/s/ Boris Rubizhevsky
	Name:	Boris Rubizhevsky
	Title:	Vice Chairman & Senior Vice President

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ANNEX A
Mutual Indemnification Provisions

In connection with the engagement of Park Capital Securities ("Park") by Isonics Corp. (the "Company") pursuant to a letter agreement dated November 22, 2002 between the Company and Park as it may be amended from time to time (the "Letter Agreement"), the Company, hereby agrees as follows:

1.
In connection with or arising out of or relating to the engagement of Park under the Letter Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Letter Agreement, the Company agrees to reimburse Park, its affiliates and their respective directors, officers, employees, agents and controlling persons (each a "Park Indemnified Party") promptly upon demand for actual, out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in respect thereof (collectively, a "Claim") arising out of the actions of, or failure to act by, the Company or its executive officers hereunder. The Company also agrees (in connection with the foregoing) to indemnify and hold harmless each Park Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Park Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which the Company shall have consented in writing (such consent not to be reasonably withheld), whether or not any Park Indemnified Party is a party and whether or not liability resulted; provided, however, that the Company shall not be liable pursuant to this sentence in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability was incurred solely as a direct result of the willful misconduct or gross negligence of such Park Indemnified Party.

2.
In connection with or arising out of or relating to the engagement of Park under the Letter Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Letter Agreement, Park agrees to reimburse the Company, its affiliates and their respective directors, officers, employees, agents and controlling persons (each a "Company Indemnified Party") promptly upon demand for actual, out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in respect thereof (collectively, a "Claim") arising out of the actions of, or failure to act by, Park or its agents hereunder. Park also agrees (in connection with the foregoing) to indemnify and hold harmless each Company Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Company Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which Park shall have consented in writing (such consent not to be reasonably withheld), whether or not any Company Indemnified Party is a party and whether or not liability resulted; provided, however, that Park shall not be liable pursuant to this sentence in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability was incurred solely as a direct result of the willful misconduct or gross negligence of such Company Indemnified Party.

3.
An Indemnified Party (which includes, as appropriate, a Park Indemnified Party or a Company Indemnified Party) shall have the right to retain separate legal counsel of its own choice to conduct the defense and all related matters in connection with any Claim. The Company or Park (as appropriate under Paragraph 1 or 2, above) shall pay the reasonable fees and expenses of such legal counsel, and such counsel shall to the fullest extent, consistent with its professional responsibilities, cooperate with the other party and any legal counsel designated by the other party.

4.
Neither the Company nor Park (as appropriate under Paragraph 1 or 2, above) will, without the prior written consent of each Indemnified Party settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be reasonably sought hereunder (whether or not any such Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person against whom such Claim may be brought hereunder from any and all liability arising out of such Claim.

5.
In the event the indemnity provided for in paragraphs 1 and 2 hereof is unavailable or insufficient to hold any Indemnified Party harmless, then the Company (under Paragraph 1) or Park (under Paragraph 2) shall

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  contribute to amounts paid or payable by an Indemnified Party in respect of such Indemnified Party's losses, claims, damages and liabilities as to which the indemnity provided for in paragraphs 1 and 2 hereof is unavailable or insufficient (i) in such portion as appropriately reflects the relative benefits received by the Company or Park (as applicable), on the one hand, and the Indemnified Party, on the other hand, in connection with the matters as to which losses, claims, damages or liabilities relate, or (ii) if the allocation provided by (i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of the Company or Park (as applicable), on the one hand, and the Indemnified Parties, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other out-of-pocket fees and expenses incurred in defending any litigation, proceeding or other action or claim.

6.
It is understood and agreed that, in connection with Park's engagement by the Company under the Letter Agreement, Park may also be engaged to act for the Company in one or more additional capacities, and that the terms of any such additional engagement may be embodied in one or more separate written agreements. These Indemnification Provisions shall apply to the engagement under the Letter Agreement and to any such additional engagement and any modification of such additional engagement; provided, however, that in the event that the Company engages Park to act as a dealer manager in an exchange or tender offer or as an underwriter in connection with the issuance of securities by the Company or to furnish an opinion letter, such further engagement may be subject to separate indemnification and contribution provisions as may be mutually agreed upon.

7.
These Indemnification Provisions shall remain in full force and effect in connection with the transaction contemplated by the Letter Agreement whether or not consummated, and shall survive the expiration of the period of the Letter Agreement, and shall be in addition to any liability that the Company might otherwise have to any Indemnified Party under the Letter Agreement or otherwise.

8.
Each party hereto consents to personal jurisdiction and service of process and venue in any court in the State of New York in which any claim for indemnity is brought by any Indemnified Person but will be subject to the mandatory mediation and arbitration provisions set forth in the Letter Agreement to which this Exhibit A is attached.
PARK CAPITAL SECURITIES, LLC
BY:	/s/ Philip Orlando
NAME:	Philip Orlando
TITLE:	President
ISONICS CORPORATION
BY:	/s/ Boris Rubizhevsky
NAME:	Boris Rubizhevsky
TITLE:	Vice Chairman & Senior Vice President

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PARK CAPITAL SECURITIES, LLC,
216 East 45th Street, 7th Floor
New York, New York 10017
212-244-1555

October 22, 2003

James E. Alexander
Chairman and Chief Executive Officer
Isonics Corporation
5906 McIntyre Street
Golden, Colorado 80403

FINANCIAL ADVISORY AGREEMENT

Dear Mr. Alexander,

        This Agreement is made and entered into as of October 22, 2003 between Park Capital Securities, LLC ("Park") and Isonics Corporation, (together with all subsidiaries, affiliates, successors and other controlled units, either existing or formed subsequent to the execution of this engagement, the "Company").

        In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
The Company hereby engages Park on a non-exclusive basis and upon the other terms and conditions as set forth herein as one of the Company's financial advisors and investment bankers to render financial and other general advice to the Company with respect to retail marketing of the Company's common stock, Transactions (as defined below in Paragraph 5B), and similar matters upon the terms and conditions set forth herein. In that regard, Park will assist the Company in identifying, analyzing, structuring, negotiating and financing suitable business opportunities which the Company may take advantage of by purchase or sale of stock or assets, assumption of liabilities, merger, consolidation, tender offer, joint venture, financing arrangement or any similar transaction or combination thereof. Park understands that the Company wishes to raise equity capital from the private or public markets as deemed appropriate at the time of the transaction.

2.
Except as otherwise specified in Paragraph 6 hereof, this Agreement shall be effective until and including December 31, 2004, commencing upon the execution hereof. The prior Financial Advisory Agreement dated November 22, 2002, is hereby extended in a manner consistent with the terms of this Agreement and is hereby amended to the extent inconsistent with the terms of this Agreement, upon the mutual agreement of Park and the Company. Any other agreements between the Company and Park Capital or any person affiliated with, employed by, or retained by Park Capital by which such person provides services to the Company be and hereby are terminated, and Park Capital will indemnify and hold the company harmless from any liability thereunder (not including the Agreement between the Company and Park Capital dated November 22, 2003 which is being extended hereby).

3.
During the term of this Agreement, Park shall provide the Company with such regular and customary consulting advice regarding the matters described in paragraph 1 above and Paragraph 4 below as the Company may reasonably request, provided that Park shall not be required to undertake duties not reasonably within the scope of the financial advisory or investment banking services contemplated by paragraphs 1 and 4 of this Agreement. It is understood and acknowledged by the parties that the value of Park's advice is not readily quantifiable, and that Park shall be obligated to render advice upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in so doing. Park may, with the prior written approval of the Company, engage the services of any other NASD member investment banking firm to assist in the arrangement of a Transaction for the Company, to be based on full disclosure by Park and the other investment banking firm(s) of any agreements between them related to this Agreement.

4.
Park shall render such other financial advisory and investment and/or investment banking services as may from time to time be agreed upon in advance in writing by Park and the Company.

5.
A.    In consideration for the services rendered by Park to the Company pursuant to this Agreement (and in addition to the expenses provided for in Paragraph 7 hereof), the Company shall compensate Park by issuing to Park a warrant to purchase five hundred thousand (500,000) shares of the Company's restricted common stock (the "Warrant"). The Warrants shall be purchased for a cashless nominal sum and shall be exercisable for a period of three (3) years with a cash-only exercise price per share equal to $1.25.

B.    In the event that the Company completes a Transaction for which Park has provided material advice or assistance as a part of its engagement hereunder, or if Park otherwise renders material services to the Company during the course of this engagement not described in Paragraphs 1 or 4 hereof (e.g. Fairness Opinion) Park shall receive a customary investment banking fee to be mutually agreed upon between Park and the Company based on the nature and type of services rendered. For the purposes of this provision, the term "Transaction" shall mean a merger, business combination or reorganization, purchase or sale of some or all of the stock of the Company or of another company by the Company not in the ordinary course of business, joint venture, licensing agreement, royalty agreement, distribution agreement or any similar transaction or combination thereof with a total valuation to the Company exceeding $1,500,000.

C.    In the event the Company completes a Transaction within 180 days of the date of this Agreement in which another entity introduced to the Company in writing by Park prior to the date of this Agreement invests funds in the Company, its IUT Detection Technologies subsidiary, or in any other subsidiary or business of the Company, in an amount and on terms acceptable to the Company in the Company's sole discretion, then in such event Park shall receive 6% of the investment amount in cash and 10% warrant coverage for purchase of common stock of the Company. The number of warrants for shares of common stock owed to Park shall be exercisable based on the 5 day average closing bid price of the Company's common stock during the 5 trading days immediately preceding, but not including, the date that the Company receives each investment. However, in no case shall the exercise price be less than $1.25 per share and shall be exercisable for three years after the issuance of the warrant.

6.
In the event that this Agreement shall not be renewed or if terminated for any reason, notwithstanding any such renewal or termination, Park shall be entitled to a full fee as provided under Paragraph 5 hereof, for any Transaction for which the discussions involving Park to any material extent were conducted during the term of this Agreement by the Company or by Park on behalf of the Company which is consummated within a period of twelve (12) months after non-renewal or termination of this Agreement. Upon termination of this Agreement, Park shall provide the Company with a written list of parties with whom it had material discussions in connection with any Transaction, which list (upon acceptance by Isonics, which acceptance shall not be unreasonably withheld) shall govern the operation of this Paragraph.

7.
In addition to the fees payable hereunder, and regardless whether any Transaction set forth in Paragraph 5 hereof is proposed or consummated, the Company shall reimburse Park for all reasonable fees and disbursements of Park's outside counsel and Park's reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Park pursuant to this Agreement, including without limitation, hotel, food and associated expenses; provided that to the extent such reimbursements referenced in this Paragraph 7 exceed $1,000 in the aggregate, they shall be subject to the Company's prior written approval.

8.
The Company acknowledges that all opinions and advice (written or oral) given by Park to the Company in connection with Park's engagement are intended solely for the benefit and use of the Company and its Board in considering the Transaction or other matter to which they relate, and the Company agrees that no person or entity other than the Company and its Board shall be entitled to make use of or rely upon the advice of Park to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to Park, or use Park's name in any annual reports or any other reports or releases of the Company without Park's prior written consent, which shall not be unreasonably withheld.

Park and the Company agree and acknowledge that the decision to consummate a Transaction or other matter shall be in the Company's sole and absolute discretion.

9.
The Company acknowledges that Park and its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Park in conducting such business with respect to others, or in rendering such advice to others, except as such advice may relate to matters relating to the Company's business and properties. Notwithstanding the foregoing, during the term of this Agreement and for three years after the termination of this Agreement for any reason, Park shall maintain the confidentiality of all information that Park may obtain about the Company which the Company has not made publicly available. This includes (but is not limited to) the Company's trade secrets, customer information, financial information, business plans, projections, and any information that Park develops regarding the Company or possible Transactions under this Agreement.

10.
The Company recognizes, acknowledges and agrees that in performing its services under this engagement, Park will use and rely upon the data, material and other information supplied by the Company without independently verifying its accuracy, completeness or veracity, except to the extent Park has actual knowledge to the contrary. The Company represents and warrants to Park that all such information concerning the Company provided by the Company in response to requests made by Park or otherwise, will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. (The foregoing warranty only applies to information that the Company supplies to Park regarding the Company; the foregoing warranty does not apply to information that Park may obtain from other publicly available sources except for filings that the Company has made with the Securities and Exchange Commission.) Park shall be under no obligations to make an independent appraisal of assets or an investigation or inquiry as to any information regarding, or any representations of, any other participant in a Transaction, and shall have no liability with regard thereto. The Company acknowledges and agrees that Park will be using and relying upon such information supplied by the Company and its officers, agents and others and any other publicly available information concerning the Company without any independent investigation or verification thereof or independent appraisal by Park of the Company or its business or assets. Park does not provide legal, tax or accounting services and does not render such advice. If, in Park's opinion after completion of its due diligence process, the condition of the Company, financial or otherwise, and its prospects are not substantially as represented in the documents the Company has filed with the Securities and Exchange Commission, Park shall have the sole discretion to review and determine its continued interest in proposed Transactions. Park must make this decision, if at all, not later than November 1, 2003 and, if Park makes this decision Park must return the Warrant to the Company for cancellation.

11.
Since Park will be acting on behalf of the Company in connection with its engagement hereunder, the Company and Park have entered into a separate indemnification agreement substantially in the form attached hereto as Annex A and dated the date hereof, providing for the indemnification of Park by the Company. Park has entered into this Agreement in reliance on the indemnities set forth in such indemnification agreement.

12.
Park shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that Park shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

13.
A. This Agreement and the Annex A attached hereto constitute the entire agreement and understanding of the parties hereto, and supersede any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

B.    Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile to the respective parties as set forth below, or to such other address as either party may notify the other of in writing:

if to the Company, to:	Isonics Corporation 5906 McIntyre Street Golden, CO 80403
	Attn:	James E. Alexander, President
if to Park, to:	Park Capital Securities, LLC 216 East 45th Street, 9th Floor New York, NY 10017
	Attn:	Philip Orlando President

C.    This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns, and is subject to the approval of the Company's board of directors.

D.    This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document. This Agreement may be executed and delivered by exchange of facsimile copies showing the parties' signatures, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same Agreement requiring no further execution.

E.    No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

F.    This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles. The parties agree that if the senior officers of the parties are unable to resolve any disagreement or dispute arising hereunder, either party may submit the Dispute to JAMS, Inc. (www.jamsadr.com and 949-224-1810, "JAMS"), or its successor, for mediation, and if the matter is not resolved through mediation, then it shall be submitted to JAMS, or its successor, for final and binding arbitration. Either party may commence mediation by providing to JAMS and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with JAMS and with one another in selecting a mediator from JAMS' panel of neutrals, and in scheduling the mediation proceedings promptly, not later than 20 days after such request for mediation. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator or any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may initiate arbitration with respect to the matters submitted to mediation by filing a written demand for arbitration at any time following the initial mediation session or 45 days after the date of filing the written request for mediation, whichever occurs first. The mediation may continue after the commencement of arbitration if the parties so desire. Unless otherwise agreed by the parties, the mediator shall be disqualified from serving as arbitrator in the case. The provisions of this Clause may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the party against whom enforcement is ordered.

G.    Any decision by Park to act as financial advisor in connection with dispositions, or in any other capacity for the Company would be contained in separate agreements, which agreements would contain, among other matters, provisions for customary fees for transactions of similar size, nature and indemnification of Park. The agreements with respect to financing or refinancing would also include such conditions precedent as due diligence, current conditions and approval by the requisite committees, as well as customary representations and warranties.

H.    Park represents and warrants to the Company that it has skill in performing the duties contemplated in Paragraphs 1 and 4, above, and understands that the Company is relying on Park's skill and competence in doing so. Without limiting any other representation and warranty contained herein, Park represents and warrants to the Company that it will perform its duties under this Agreement in compliance with all applicable laws and regulations, including (without limitation) federal and applicable state securities laws and regulations.

        If the foregoing correctly sets forth the understanding between Park and the Company with respect to the foregoing, please so indicate your agreement by signing in the place provided below, at which time this letter shall become a binding contract.

PARK CAPITAL SECURITIES, LLC
By:	/s/ Philip Orlando Philip Orlando President Investment Banking
Accepted and Agreed:
ISONICS CORPORATION
By:	/s/ James E. Alexander
	Name:	James E. Alexander
	Title:	Chairman and Chief Executive Officer

ANNEX A
Mutual Indemnification Provisions

In connection with the engagement of Park Capital Securities ("Park") by Isonics Corp. (the "Company") pursuant to a letter agreement dated October 15, 2003 between the Company and Park as it may be amended from time to time (the "Letter Agreement"), the Company, hereby agrees as follows:

1.
In connection with or arising out of or relating to the engagement of Park under the Letter Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Letter Agreement, the Company agrees to reimburse Park, its affiliates and their respective directors, officers, employees, agents, attorneys and controlling persons (each a "Park Indemnified Party") promptly upon demand for actual, out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in respect thereof (collectively, a "Claim") arising out of the actions of, or failure to act by, the Company or its executive officers hereunder. The Company also agrees (in connection with the foregoing) to indemnify and hold harmless each Park Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Park Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which the Company shall have consented in writing (such consent not to be reasonably withheld), whether or not any Park Indemnified Party is a party and whether or not liability resulted; provided, however, that the Company shall not be liable pursuant to this sentence in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability was incurred solely as a direct result of the willful misconduct or gross negligence of such Park Indemnified Party.

2.
In connection with or arising out of or relating to the engagement of Park under the Letter Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Letter Agreement, Park agrees to reimburse the Company, its affiliates and their respective directors, officers, employees, agents, attorneys and controlling persons (each a "Company Indemnified Party") promptly upon demand for actual, out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in respect thereof (collectively, a "Claim") arising out of the actions of, or failure to act by, Park or its agents hereunder. Park also agrees (in connection with the foregoing) to indemnify and hold harmless each Company Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Company Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which Park shall have consented in writing (such consent not to be reasonably withheld), whether or not any Company Indemnified Party is a party and whether or not liability resulted; provided, however, that Park shall not be liable pursuant to this sentence in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability was incurred solely as a direct result of the willful misconduct or gross negligence of such Company Indemnified Party.

3.
An Indemnified Party (which includes, as appropriate, a Park Indemnified Party or a Company Indemnified Party) shall have the right to retain separate legal counsel of its own choice to conduct the defense and all related matters in connection with any Claim. The Company or Park (as appropriate under Paragraph 1 or 2, above) shall pay the reasonable fees and expenses of such legal counsel, and such counsel shall to the fullest extent, consistent with its professional responsibilities, cooperate with the other party and any legal counsel designated by the other party.

4.
Neither the Company nor Park (as appropriate under Paragraph 1 or 2, above) will, without the prior written consent of each Indemnified Party settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be reasonably sought hereunder (whether or not any such Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person against whom such Claim may be brought hereunder from any and all liability arising out of such Claim.

5.
In the event the indemnity provided for in Paragraphs 1 and 2 hereof is unavailable or insufficient to hold any Indemnified Party harmless, then the Company (under Paragraph 1) or Park (under Paragraph 2) shall contribute to amounts paid or payable by an Indemnified Party in respect of such Indemnified Party's losses, claims, damages and liabilities as to which the indemnity provided for in Paragraphs 1 and 2 hereof is unavailable or insufficient (i) in such portion as appropriately reflects the relative benefits received by the Company or Park (as applicable), on the one hand, and the Indemnified Party, on the other hand, in connection with the matters as to which losses, claims, damages or liabilities relate, or (ii) if the allocation provided by (i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of the Company or Park (as applicable), on the one hand, and the Indemnified Parties, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other out-of-pocket fees and expenses incurred in defending any litigation, proceeding or other action or claim.

6.
It is understood and agreed that, in connection with Park's engagement by the Company under the Letter Agreement, Park may also be engaged to act for the Company in one or more additional capacities, and that the terms of any such additional engagement may be embodied in one or more separate written agreements. These Indemnification Provisions shall apply to the engagement under the Letter Agreement and to any such additional engagement and any modification of such additional engagement; provided, however, that in the event that the Company engages Park to act as a dealer manager in an exchange or tender offer or as an underwriter in connection with the issuance of securities by the Company or to furnish an opinion letter, such further engagement may be subject to separate indemnification and contribution provisions as may be mutually agreed upon.

7.
These Indemnification Provisions shall remain in full force and effect in connection with the transaction contemplated by the Letter Agreement whether or not consummated, and shall survive the expiration of the period of the Letter Agreement, and shall be in addition to any liability that the Company might otherwise have to any Indemnified Party under the Letter Agreement or otherwise.

8.
Each party hereto consents to personal jurisdiction and service of process and venue in any court in the State of New York in which any claim for indemnity is brought by any Indemnified Person but will be subject to the mandatory mediation and arbitration provisions set forth in the Letter Agreement to which this Exhibit A is attached.
PARK CAPITAL SECURITIES, LLC
BY:	/s/ Philip Orlando
NAME:	Philip Orlando
TITLE:	President
ISONICS CORPORATION
BY:	/s/ James E. Alexander
NAME:	James E. Alexander
TITLE:	Chairman and Chief Executive Officer

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  Exhibit 10.14
ANNEX A Mutual Indemnification Provisions
ANNEX A Mutual Indemnification Provisions